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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 11, 1999, relating to the financial statements of Student Advantage, Inc., which appears in Student Advantage, Inc.'s Registration Statement on Form S-1 (File No.
333-75807).



/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 13, 1999





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